UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 6, 2016

PACIFIC SUNWEAR OF CALIFORNIA, INC.

(Exact Name of Registrant as Specified in Charter)

California	001-21296	95-3759463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA		92806-2101
(Address of principal executive offices)		(Zip Code)

(714) 414-4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information regarding the entry into the senior revolving credit exit facility and the New Term Loan (as defined below) set forth in Item 1.03 is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

As previously disclosed in a Current Report on Form 8-K filed by Pacific Sunwear of California, Inc. (the “Company”) on April 8, 2016, the Company and its two subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the caption “In re Pacific Sunwear of California, Inc., et al.”, Case No. 16-10882 (the “Chapter 11 Cases”).

Confirmation of Plan of Reorganization

On September 6, 2016, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law, and Order Confirming Revised Joint Plan of Reorganization of Pacific Sunwear of California, Inc. and its Debtor Affiliates (the “Confirmation Order”), confirming the Revised Joint Plan of Reorganization of Pacific Sunwear of California, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”). A copy of the Plan is attached hereto as Exhibit 2.1.

On September 7, 2016 (the “Effective Date”), the Plan became effective pursuant to its terms and the Debtors emerged from the Chapter 11 Cases.

The following is a summary of certain provisions of the Plan, as confirmed by the Bankruptcy Court pursuant to the Confirmation Order, and is not intended to be a complete description of the Plan. The following summary is qualified in its entirety by reference to the full text of the Plan (including the Plan Supplement) and is incorporated by reference herein. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

Material Features of the Plan

The Plan provides that:

•	Holders of Term Loan Claims, which holders are affiliates of Golden Gate Capital (“Golden Gate”), will receive (and, on the Effective Date, did receive) 100 percent of the new equity interests issued by the reorganized Company under the Plan, and a $30 million tranche of the New Term Loan.

•	Holders of Allowed Administrative Claims, DIP Facility Claims, Priority Tax Claims, and Priority Non-Tax Claims will be paid in full.

•	Mortgage Notes Claims will be (and, on the Effective Date, were) reinstated.

•	Holders of Qualified Unsecured Trade Claims will receive payment in full in the following manner: (i) 50% of the Allowed Qualified Unsecured Trade Claims to be paid on the Effective Date; and (ii) 50% of the Allowed Qualified Unsecured Trade Claim to be paid on December 15, 2016.

•	Holders of General Unsecured Claims will share pro rata in the General Unsecured Claims Recovery Pool of $400,000.

•	All of the outstanding equity securities of the Company will be (and, on the Effective Date, were) cancelled and discharged.

The Plan further provides that on the Effective Date, the reorganized Company will enter into (and, on the Effective Date, did enter into) (i) that certain senior revolving credit exit facility in the amount of up to $100,000,000 with Wells Fargo Bank, National Association, as administrative agent and (ii) that certain senior term loan exit facility (the “New Term Loan”) in the amount of $50,000,000 with PS Holdings Agency Corp., an affiliate of Golden Gate, as administrative agent. The New Term Loan consists of a $30 million tranche of debt that is on account of the prepetition Term Loan Claims, and a $20 million tranche of debt that comprises a new investment by the New Term Loan lenders into the reorganized Company.

Assets and Liabilities

On August 31, 2016, the Company filed with the Bankruptcy Court a Monthly Operating Report for the period beginning on July 3, 2016 and ending on July 30, 2016 (the “Monthly Operating Report”). In the Monthly Operating Report, the Company reported consolidated total assets of $281.3 million and consolidated total liabilities of $336.6 million as of July 30, 2016.

Cautionary Statement Regarding Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Chapter 11 Cases and is in a format acceptable to the U.S. Trustee. The forecasts contained in the Monthly Operating Report reflect estimates and assumptions made by management of the Company with respect to cash receipts and disbursements, as well as numerous other factors. These factors are difficult to predict accurately and in many cases are outside of the Company’s control. Consequently, it is likely that actual results will differ from those reflected in the Monthly Operating Report and such differences may be significant. The Company has not made and does not make any representation to any person regarding the Company’s future results. Furthermore, the Company is not required to publicly update the Monthly Operating Report to reflect more current facts or estimates or the occurrence of future events, including if the facts, estimates and assumptions upon which the Monthly Operating Report is based are erroneous. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment (which may be material) and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Item 3.03	Material Modification to Rights of Security Holders.

The information relating to the modification of rights of security holders set forth in Item 1.03 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information relating to the change in control of the Company set forth in Item 1.03 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Date, the term of the then current members of the board of directors of the Company expired. In accordance with the Plan, as of the Effective Date, Golden Gate appointed Gary H. Schoenfeld, Joshua Olshansky, T. Neale Attenborough and Mike Montgomery as the new directors and Zohar Ziv as Chief Financial Officer and Secretary of the reorganized Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Effective Date, the Company’s Fourth Amended and Restated Articles of Incorporation became effective in accordance with the Plan.

Item 7.01	Regulation FD Disclosure.

On the Effective Date, the Company issued a press release announcing the entry of the Confirmation Order and the Debtors’ emergence from bankruptcy. A copy of the press release is included herein as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, and we intend that such forward-looking statements be subject to the safe harbors created thereby. We are providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in the forward-looking statements contained herein. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, future events or performance (often, but not always identifiable by the use of the words or phrases such as “will result,” “expects to,” “will continue,” “anticipates,” “plans, “intends,” “estimated,” “projects,” and “outlook”) are not historical facts and may be forward-looking and, accordingly, such statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in these forward-looking statements. All forward-looking statements included in this Current Report are based on information available to us as of the date hereof, and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, but are not limited to: those described under the “Risk Factors” section and elsewhere in the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on December 8, 2015 and September 10, 2015, most recent Annual Report on Form 10-K filed with the SEC on March 26, 2015, as well as in other past filings with the SEC, and risks and uncertainties relating to the bankruptcy filing by the Company, including but not limited to, (i) the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations, (ii) the Company’s ability to operate the business following the Effective Date, (iii) the effects of the bankruptcy filing on the Company’s business and the interests of various constituents, (iv) the Company’s ability to maintain contracts, trade credit and other customer and/or vendor relationships that are essential to the Company’s operations and (v) the Company’s ability to retain key executives and employees. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We assume no obligation to update or revise any such forward-looking statements to reflect events or circumstances that occur after such statements are made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The Exhibit Index appearing after the signature page to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2016

PACIFIC SUNWEAR OF CALIFORNIA, INC.

/s/ Zohar Ziv
Zohar Ziv Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1	Revised Joint Plan of Reorganization of Pacific Sunwear of California, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code.

99.1	Press release issued by Pacific Sunwear of California, Inc., dated September 7, 2016.